Exhibit 10.3

FIRST AMENDMENT TO GUARANTY

This First Amendment to Guaranty (this “Amendment”) is made as of December 18, 2020 by and among PACIFIC ETHANOL PEKIN, LLC, a limited liability company organized and existing under the laws of Delaware (the “Guarantor”), for the benefit of COMPEER FINANCIAL, PCA, a federally-chartered instrumentality of the United States, successor by merger to 1st Farm Credit Services, PCA (the “Lender”), and COBANK, ACB, a federally-chartered instrumentality of the United States (the “Agent” and collectively with Lender, the “Lender Parties”).

WHEREAS, the Lender, the Agent, and ILLINOIS CORN PROCESSING, LLC (the “Borrower”) are parties to that certain Credit Agreement, dated as of September 15, 2017 (as may be amended, supplemented, or restated from time to time, the “Credit Agreement”), pursuant to which the Lender Parties may make advances and extend other financial accommodations to Borrower.

WHEREAS, the Guarantor entered into that certain Guaranty, dated December 20, 2019 (as may be amended, supplemented, or restated from time to time, the “Guaranty”) for the benefit of the Lender Parties.

WHEREAS, the Borrower and the Lender Parties desire to amend the Credit Agreement and as a condition to entering into such amendment and continuing to extend such credit to the Borrower, the Lender Parties have required the execution and delivery of this Amendment to amend the Guaranty as set forth herein.

WHEREAS, the Guarantor will receive substantial direct and indirect benefit from entering into this Amendment.

NOW, THEREFORE, for Ten Dollars ($10.00) in hand paid to the Guarantor and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Acknowledgments and Agreements. The Guarantor hereby acknowledges and agrees as follows:

(a) Recitals. The Recitals to this Amendment are true and correct, and are hereby incorporated into and made a part of this Amendment and the Guaranty.

(b) Defined Terms. Unless otherwise defined in this Amendment, all capitalized terms used herein as defined terms shall have the meanings given to them in the Guaranty.

Section 2. Amendment to the Guaranty.

(a) Section 2.1 of the Guaranty is amended by amending and restating such section in its entirety:

“2.1 Obligations Guaranteed. For value received, Guarantor absolutely and unconditionally guarantees to the Lender Parties the full and prompt payment and performance when due, whether at maturity or earlier by reason of acceleration or otherwise, of the Obligations (the “Guaranteed Amount”).”

Section 3. Representations and Warranties. The Guarantor hereby represents and warrants to the Lender Parties as follows:

(a) The Guarantor has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment. This Amendment has been duly and validly executed and delivered to the Lender Parties by the Guarantor, and this Amendment and the Guaranty as amended hereby and the other Loan Documents constitute the Guarantor’s legal, valid, and binding obligations enforceable in accordance with their respective terms.

(b) The execution, delivery, and performance by the Guarantor of this Amendment, and the performance of the Guaranty as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any Governmental Authority, (ii) violate the Guarantor’s Organizational Documents or any provision of any law, rule, regulation or order presently in effect having applicability to the Guarantor, (iii) result in a breach of or constitute a default under any indenture or agreement to which the Guarantor is a party or by which the Guarantor or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Guarantor (other than as required under the Loan Documents in favor of the Lender Parties).

Section 4. Miscellaneous. This Amendment is a Loan Document. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Colorado (other than its conflicts of laws rules). This Amendment, together with the Guaranty amended hereby and the other Loan Documents, comprise the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to such subject matter, superseding all prior oral or written understandings. In the event of any conflict between this Amendment and the Credit Agreement, the Credit Agreement shall control. This Amendment is subject to the provisions of the Credit Agreement relating to submission to jurisdiction, venue, service of process and waiver of right to trial by jury, the provisions which are by this reference incorporated herein in full. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment. The Guarantor hereby authorizes the Lender Parties to amend any previously filed UCC-1 financing statements to reflect the changes to the grant of security interest made effective by this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

PACIFIC ETHANOL PEKIN, LLC, as the Guarantor

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

Signature Page to First Amendment to Guaranty

COMPEER FINANCIAL, PCA, as Lender

By:	/s/ Kevin Buente
Name:	Kevin Buente
Title:	Principal Credit Officer

COBANK, ACB, as Agent

By:	/s/ Corey North
Name:	Corey North
Title:	Assistant Corporate Secretary

Signature Page to First Amendment to Guaranty

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